UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 6, 2007
MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49912	75-3036312

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

300 East Main Street
Sevierville, Tennessee	37862

(Address of Principal Executive Offices)	(Zip Code)
(865) 428-7990

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 6, 2007, Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), issued the press release furnished herewith as Exhibit 99.1 announcing that its Board of Directors had approved a stock repurchase program authorization the purchase by the Company of up to $500,000 of the Company’s common stock.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     99.1       Press Release of Mountain National Bancshares, Inc., dated July 6, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.
By:	/s/ Dwight B. Grizzell
Dwight B. Grizzell
President and Chief Executive Officer

Date: July 6, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Mountain National Bancshares, Inc., dated July 6, 2007